STEIN ROE MIDCAPGROWTH FUND
                                  (the "Fund")

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2000
                            ------------------------


Effective July 14, 2000, the Stein Roe Midcap Growth Fund changed its name to Liberty Midcap Growth Fund.

As of July 14, 2000, the current shares of the Fund will be redesignated Stein Roe Midcap Growth Fund Class S. Like the existing shares from which they are being converted, these Class S shares are no-load shares carrying no sales charge or 12b-1 fee.

As of the close of business on July 24, 2000, the shares of the Fund to be designated Stein Roe Midcap Growth Fund Class S shares will no longer be available for purchase by new investors except for purchases by eligible investors as described below.

If you are already a shareholder of the Fund, you may continue to purchase additional Stein Roe Midcap Growth Fund Class S shares of the Fund for your account or you may open another Stein Roe Midcap Growth Fund Class S share account with the Fund.

In addition, you may open a new Stein Roe Midcap Growth Fund Class S shares account if:

o as of July 24, 2000 you are a shareholder of any other Stein Roe Fund, having purchased shares directly from Stein Roe, and you are opening a new account by exchange or by dividend reinvestment as described in the prospectus;

o you are a client of the Fund's investment adviser, Stein Roe & Farnham Incorporated;

o you purchase shares (i) under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary or (ii) from certain financial advisors who charge a fee for services and who, as of July 24, 2000 held shares of the Fund for its clients; or

o you purchase shares for an employee benefit plan whose records are maintained by a trust company or plan administrator under an investment program that included the Fund on July 24, 2000.

If you have questions about your eligibility to purchase shares of the Fund, please call 800-338-2550.


S20-36/114C-0700                                    July 14, 2000